                                                  THIRD
                                                  QUARTER
                                                  REPORT
                                                  September 30, 2000












                                                  [LOGO OF STRATON MUTUAL FUNDS]

DEAR FELLOW SHAREHOLDER:

The value style of our three portfolios performed well in the third quarter. Since the Stock Market turned toward Value and away from Technology on March 10, 2000, 299 of the S&P 500 companies have outperformed the S&P Index; 54 of 72 technology companies have under-performed the Index. Defensive industry sectors continue to outperform the S&P 500 average. The best performing sectors in the nine months of 2000 were Utilities (+48%), Health Care (+21%), Financials (+21%), and Energy (+11%). Reflecting the Federal Reserve Open Market Committee's interest rate policy producing a slowdown in the economy, the weakest sectors were Basic Materials (-31%), Communication Services (-25%), Consumer Cyclicals (-23%), and Technology (-11%).

The Fed was neutral in the third quarter. Evidence continues to mount that the economy is slowing both domestically and globally. The impact of higher energy prices is the same as a tax increase to consumers; it draws spendable income out of their pockets. The decline in the highly visible Technology sectors of the world stock markets is also affecting confidence; the Fed has to watch that their targeted "soft landing" does not develop into a "hard landing." Clearly, there is a heavy amount of debt owed by both consumers and businesses; dealing with excess debt can depress future spending plans.

Energy price increases became the number one economic concern during the third quarter. In September, prices for crude oil spiked up to $37 per barrel and natural gas rose to $5.50 per million cubic feet. This will have a depressing effect on consumers this winter as heating bills may rise 40% to 60% if we have a return to normal weather. The outlook for the Energy industry is very positive long-term and this has not yet been reflected in their stock prices. At the end of the quarter, the Federal Government authorized the release of 30 million barrels of oil from the Strategic Petroleum Reserves; while this may help cool the psychology of rising oil prices, it does not address the lack of growth in either refining capacity or natural gas production.

The number of early warnings of disappointing earnings by corporations increased this quarter. Management blamed their problems on four different factors:

  .  Higher energy prices

  .  Higher interest rates

  .  A lower exchange rate for the Euro into Dollars

  .  A slowdown in capital spending and retailer inventories

Earnings shortfalls are the natural results of a slowing economy resulting from a tighter Fed policy. The Stock Market has "zero tolerance" for any company that misses its earnings forecast.

The relative performance of the Stratton Mutual Funds in the quarter has attracted additional investments and new investors. We welcome you, and invite you to speak with our management team when you have questions concerning our investment policies. You can also find more information about our Funds on our web site, www.strattonmgt.com.
          -------------------

                                       Sincerely yours,

                                       /s/ James W. Stratton

                                       James W. Stratton
                                       Chairman

November 6, 2000

STRATTON GROWTH FUND
-------------------------------------------------------------------------------


The third quarter 2000 provided relatively good performances for the Stratton Growth Fund. We are benefiting significantly from the shift toward the value sector of the Stock Market and away from the high price-to-earnings ratio, high expectations technology areas of NASDAQ. The trends that were put in place on March 10, 2000 are clearly benefiting the Fund and its portfolio.

Our activity during the quarter was limited to four sales of holdings and no new purchases. As a result, our portfolio is led by 20.0% in the Banking and Financial area and another 15.7% in Insurance and Services. Combining these, we have 35.7% in the Financial Services industry. We have been building up our position in energy and it represented 10.5% of the portfolio at the quarter end. Since then, we have increased it significantly above that level. Technology remains 16.0% of our portfolio with Health Care at 9.6%.

The turnover rate in our portfolio is about 40% annualized. Our expense ratio remained at a low 1.23%.

The graph below illustrates the increase in value of a $10,000 investment in Stratton Growth Fund with all dividend income and capital gains distributions reinvested.


                                    [GRAPH]

                        Original     Reinvestment of      Capital
                         Share      Income Dividends       gains

            73-74              -               43          7,630
            75-76              -              458         11,280
            77-78              -            1,217         14,155
            79-80              -            2,147         14,597
            81-82              -            3,703         17,299
            83-84              -            6,347         24,755
            85-86          3,857           10,805         38,310
            87-88         10,945           11,062         30,774
            89-90         22,901           14,859         31,059
            91-92         27,527           21,871         32,464
            93-94         35,156           26,652         32,622
            95-96         60,327           41,919         42,938
5/31/96-12/31/96*         66,844           44,981         42,654
         12/31/97         52,749           58,992         98,447
         12/31/98         53,823           63,997        116,451
         12/31/99         46,177           57,713        108,613
          9/30/00         51,611           65,712        135,305

FUND HIGHLIGHTS
--------------------------------------------------------------------------------
Stratton Growth Fund

                           September 30, 2000 June 30, 2000
-----------------------------------------------------------
Total Net Assets              $43,444,697      $43,704,293
-----------------------------------------------------------
Net Asset Value Per Share          $32.67           $28.99
-----------------------------------------------------------
Shares Outstanding              1,329,882        1,507,669
-----------------------------------------------------------
Number of Shareholders                987            1,022
-----------------------------------------------------------
Average Size Account              $44,017          $42,763
-----------------------------------------------------------

Portfolio Changes For the Quarter Ended September 30, 2000 (unaudited)
--------------------------------------------------------------------------------


Eliminated Holdings
--------------------------------------------------------------------------------
H&R Block, Inc.
Summit Bancorp, Inc.
The Hertz Corp. Class A
Whirlpool Corp.

Ten Largest Holdings September 30, 2000 (unaudited)
--------------------------------------------------------------------------------

                              Market Value Percent of TNA
---------------------------------------------------------
C&D Technologies, Inc.        $ 6,117,650       14.1%
---------------------------------------------------------
American General Corp.          3,673,800        8.4
---------------------------------------------------------
Commerce Bancorp, Inc. (NJ)     3,452,090        7.9
---------------------------------------------------------
PNC Financial Services Group    2,600,000        6.0
---------------------------------------------------------
Penn Virginia Corp.             2,080,000        4.8
---------------------------------------------------------
The Coastal Corp                1,853,125        4.3
---------------------------------------------------------
Baxter International, Inc.      1,596,250        3.7
---------------------------------------------------------
Pitney Bowes, Inc.              1,577,500        3.6
---------------------------------------------------------
IKON Office Solutions, Inc.     1,575,000        3.6
---------------------------------------------------------
Kimberly-Clark Corp.            1,562,750        3.6
---------------------------------------------------------
                              $26,088,165       60.0%
---------------------------------------------------------

STRATTON MONTHLY DIVIDEND REIT SHARES
--------------------------------------------------------------------------------

For the three months ended September 30, 2000, SMDS kept pace with The Morgan Stanley REIT Index ("RMS") with a total return of 7.01%, versus 7.81% for the Index. Year-to-date, the RMS is up 22.16%, with SMDS close behind at 19.50%. Over the same time period, the S&P 500 Index is down 1.44%.

During the third quarter, we sold several holdings whose yields had declined due to a strong rise in their prices. We recycled the proceeds of these sales into some new names that have higher yields and, we believe, exhibit better value. We added to our Health Care REIT sector exposure by taking positions in Healthcare Realty Trust, Inc. and Nationwide Health Properties Inc. Both companies offer stable dividends and are beginning to recover from a particularly painful period surrounding the struggling nursing home industry. Though there are still challenges facing this sector, we felt that the stocks of this group had been particularly battered, and that in the near term the dividend payments were very attractive. We expect that Congress will become more favorable to the nursing home industry by expanding Medicare reimbursements.

We also acquired shares of Shurgard Storage Centers, Inc. which gives the Fund exposure to the Self-Storage sector. Shurgard has been making great strides in developing a storage center presence in Europe over the last several years. Shurgard's foray into the European markets has been driven by the fact that there is very little self-storage in Europe, and that the company is particularly strong in development and property management. Domestically, the company is a solid performer, and its 9.0% dividend yield is extremely attractive for a fund like SMDS.

Our largest sector weightings currently are Lodging at 17.7%; Office/Industrial at 16.1%; Health Care at 14.1%; and Apartments at 13.4%. Despite concerns of a possible slowdown in consumer spending, our retail REITs have continued to meet earnings expectations. As we approach the holiday season, our hope is that retailers and the malls themselves will show solid sales numbers and that the REITs will continue to provide stable cash flow to the Fund.

The graph below illustrates the increase in value of a $10,000 investment in Stratton Monthly Dividend REIT Shares with all dividend income and capital gains distributions reinvested.


                                    [GRAPH]

                          Original       Reinvestment of      Reinvestments of
                           Shares       Income Dividends       Capital Gains

               81          9,113                  583                    -
               82          9,354                1,641                    -
               83         10,808                3,107                    -
               84         10,667                4,379                    -
               85         11,795                6,627                    -
               86         14,604               10,328                    -
               87         16,320               13,744                  503
               88         13,181               13,041                1,043
               89         12,824               15,044                1,015
               90         12,861               17,513                1,018
               91         12,084               19,388                  956
               92         14,609               26,570                1,156
               93         15,701               31,818                1,242
               94         15,060               33,590                1,192
               95         13,039               32,499                1,032
               96         14,383               39,890                1,138
1/31/96-12/31/96*         14,399               43,821                1,139
         12/31/97         15,879               52,959                1,257
         12/31/98         13,008               47,819                1,029
         12/31/99         11,170               45,934                  884
          9/30/00         12,499               55,807                  989

FUND HIGHLIGHTS
--------------------------------------------------------------------------------
Stratton Monthly Dividend REIT Shares

                           September 30, 2000 June 30, 2000
-----------------------------------------------------------
Total Net Assets              $58,953,133      $61,303,920
-----------------------------------------------------------
Net Asset Value Per Share          $23.81           $22.71
-----------------------------------------------------------
Shares Outstanding              2,475,699        2,699,921
-----------------------------------------------------------
Number of Shareholders              3,002            3,092
-----------------------------------------------------------
Average Size Account              $19,638          $19,827
-----------------------------------------------------------

Portfolio Changes For the Quarter Ended September 30, 2000 (unaudited)
--------------------------------------------------------------------------------

New Holdings                        Eliminated Holdings
-------------------------------------------------------------------------------
Healthcare Realty Trust, Inc.
 (2.7%*)                            Franchise Finance Corp. of America
Nationwide Health Properties, Inc.
 (3.5%*)                            Pacific Gulf Properties, Inc.
Shurgard Storage Centers, Inc.
 (1.9%*)                            Post Properties, Inc.
                                    ProLogis Trust
                                    Smith (Charles E.) Residential Realty, Inc.

* Percentage of Total Net Assets.

Ten Largest Holdings September 30, 2000 (unaudited)
--------------------------------------------------------------------------------

                                      Market Value Percent of TNA
-----------------------------------------------------------------
Liberty Property Trust                $ 3,300,000        5.6%
-----------------------------------------------------------------
Mack-Cali Realty Corp.                  3,100,625        5.3
-----------------------------------------------------------------
Gables Residential Trust                2,718,750        4.6
-----------------------------------------------------------------
Mid-Atlantic Realty Trust               2,716,875        4.6
-----------------------------------------------------------------
FelCor Lodging Trust, Inc.              2,659,375        4.5
-----------------------------------------------------------------
Mills Corp.                             2,531,944        4.3
-----------------------------------------------------------------
Glimcher Realty Trust                   2,464,688        4.2
-----------------------------------------------------------------
Health Care Property Investors, Inc.    2,370,000        4.0
-----------------------------------------------------------------
Colonial Properties Trust               2,311,875        3.9
-----------------------------------------------------------------
Health Care REIT, Inc.                  2,307,500        3.9
-----------------------------------------------------------------
                                      $26,481,632       44.9%
-----------------------------------------------------------------

Special Note - REITs typically have some component of return of capital in their dividend distributions. The exact amount of taxability of dividends is often difficult for these companies to determine until late January. Our auditors then must determine the Fund's own taxability of its distributions before we can send the Fund's 1099DIV Forms to shareholders. This year, like most REIT funds, SMDS will file an extension with the Internal Revenue Service that will allow for a mailing date after the traditional January 31st deadline. 1099DIV Forms will not be available until early February. We hope that shareholders can plan their tax return filing with this in mind.

STRATTON SMALL-CAP VALUE FUND
--------------------------------------------------------------------------------

Stratton Small-Cap Value Fund had an excellent third quarter, gaining 11.9% in value for the three-month period. This was a quarter in which we reduced the number of holdings in our portfolio to forty-five as we eliminated a number of our smaller positions.

Strategically we have chosen to build up our energy holdings. At the end of the quarter they represented 18.6% of the portfolio. Since then, we have continued to add to our energy positions. Financial Services remains the largest single industry at 21.6% of the portfolio. Technology has grown to 14.7% of the portfolio with a well-diversified list of companies. The only new holding added to the portfolio during the quarter was HS Resources, Inc., an oil and gas production company. We believe that the long-term outlook for energy prices should continue to be quite strong. The cash flows generated from the production side of the energy business will be attractive over the next several years, especially in domestic natural gas production.

The turnover ratio on an annualized basis is approximately 40%. Our expense ratio is down to 0.9% on a twelve-month average. The portfolio should continue to benefit from the market shifting focus toward value oriented stocks that took place on March 10, 2000.

The graph below illustrates the increase in value of a $10,000 investment in Stratton Small-Cap Value Fund with all dividend income and capital gains distributions reinvested.

                                    [GRAPH]

                         Original         Reinvestment of     Reinvestments of
                          Shares          Income Dividends      Capital Gains

           Apr-93         10,000                    -                    -
          3/31/94         10,376                  158                    -
          3/31/95         10,352                  402                    -
          3/31/96         12,780                  789                    -
3/31/96-12/31/96*         13,432                1,067                  813
         12/31/97         17,976                1,633                2,190
         12/31/98         16,088                1,626                1,995
         12/31/99         15,552                1,840                1,928
          9/30/00         17,728                2,097                2,198

FUND HIGHLIGHTS
--------------------------------------------------------------------------------
Stratton Small-Cap Value Fund

                           September 30, 2000 June 30, 2000
-----------------------------------------------------------
Total Net Assets              $36,848,834      $34,005,198
-----------------------------------------------------------
Net Asset Value Per Share          $22.16           $19.80
-----------------------------------------------------------
Shares Outstanding              1,662,556        1,717,170
-----------------------------------------------------------
Number of Shareholders              1,028            1,090
-----------------------------------------------------------
Average Size Account              $35,845          $31,197
-----------------------------------------------------------

Portfolio Changes For the Quarter Ended September 30, 2000 (unaudited)
--------------------------------------------------------------------------------

New Holdings                Eliminated Holdings
----------------------------------------------------------
HS Resources, Inc. (2.3%*)  American Bank of Connecticut
                            Brightpoint, Inc.
                            CONMED Corp.
                            First Financial Holdings, Inc.
                            Foster Wheeler Corp.
                            LSI Industries, Inc.
                            Owens Corning
                            Pacific Gulf Properties, Inc.
                            Primesource Corp.
                            Republic Group, Inc.
                            Schawk, Inc.

* Percentage of Total Net Assets.

Ten Largest Holdings September 30, 2000 (unaudited)
--------------------------------------------------------------------------------

                                             Market Value Percent of TNA
------------------------------------------------------------------------
Bel Fuse, Inc. Class B                       $ 1,540,000        4.2%
------------------------------------------------------------------------
Penn Virginia Corp.                            1,406,600        3.8
------------------------------------------------------------------------
Mitchell Energy & Development Corp. Class A    1,389,750        3.8
------------------------------------------------------------------------
InFocus Corp.                                  1,325,000        3.6
------------------------------------------------------------------------
Basin Exploration, Inc.                        1,170,000        3.2
------------------------------------------------------------------------
Tidewater, Inc.                                1,137,500        3.1
------------------------------------------------------------------------
Eaton Vance Corp.                              1,020,000        2.7
------------------------------------------------------------------------
Quixote Corp.                                  1,005,000        2.7
------------------------------------------------------------------------
Florida Rock Industries, Inc.                    985,938        2.7
------------------------------------------------------------------------
Dain Rauscher Corp.                              930,000        2.5
------------------------------------------------------------------------
                                             $11,909,788       32.3%
------------------------------------------------------------------------

STRATTON GROWTH FUND
--------------------------------------------------------------------------------

What is the Fund's investment objective?

The primary objective of SGF is to seek possible growth of capital with current income from interest and dividends as a secondary objective. The Fund's investments will normally consist of common stocks, and securities convertible into common stock.

What is the investment philosophy used in managing the Fund?

The advisor focuses on common stocks of companies with strong cash flow. Companies often share excess cash flow by paying above-average dividends to shareholders. The advisor looks at characteristics such as strong dividend growth rates and healthy dividend coverage when selecting potential buy candidates. The investment advisor believes that companies which consistently strive to increase their dividends tend to offer the potential of above-average returns. Fundamental analysis is conducted on other important characteristics such as the earnings outlook, management strengths, and industry competitive position.

Why are value stocks so important to the Fund's portfolio?

Value stocks are stocks that appear to be under-priced based on traditional measures such as lower price-to-earnings ratios and price-to-book ratios. The investment advisor believes that undervalued companies with good earnings prospects have superior appreciation potential with reasonable levels of risk.

What are the primary investment characteristics of the portfolio?

  . Average gross portfolio yield will normally exceed the current yield of the S&P 500 by more than 30%.

  .  Approximately 35 companies are held.

  . By combining below average valuation with low price volatility (beta), SGF should have the potential to produce good relative performance in up markets and above average relative performance in down markets.

STRATTON MONTHLY DIVIDEND REIT SHARES
--------------------------------------------------------------------------------

What is the Fund's investment objective?

The primary objective of SMDS is to seek a high rate of return from dividend and interest income on investments in common stock and securities convertible into common stock. In order to achieve this goal, the Fund invests substantially all of its assets in high income-producing U.S. equity securities. Under normal conditions, the Fund will invest at least 65% of its total assets in the equity securities of real estate investment trusts ("REITs").

What is the investment philosophy used in managing the Fund?

The Fund is managed to provide a high level of monthly income to its shareholders and therefore looks for companies that have strong dividend payouts. Currently, 80% or more of the Fund is invested in high dividend paying REITs. There are several types of real estate properties that are owned by REITs, including multifamily apartment complexes, health care facilities, shopping centers, regional malls, office centers, hotels, and industrial buildings. The portfolio is diversified across several sectors within the REIT industry.

Why are dividend paying companies so important to the Fund's portfolio?

Current income is paramount for the SMDS portfolio. The Fund needs higher yielding securities to maintain its own attractive dividend payout. REITs satisfy this income requirement, while also offering the potential for dividend growth and capital appreciation. REITs must distribute 95% of their net investment income, so, as the earnings of these companies grow, increases in dividends should follow.

What are the primary investment characteristics of the portfolio?

  .  The portfolio is comprised of high dividend paying securities.

  .  Approximately 40 companies are held.

  . SMDS is managed to provide a high level of current monthly income, and to offer the potential for dividend growth and capital appreciation.

There are risks involved with any investment. This Fund is concentrated in REIT securities, which means it may be subject to a greater risk of loss than a non-concentrated mutual fund.

STRATTON SMALL-CAP VALUE FUND
--------------------------------------------------------------------------------

What is the Fund's investment objective?

The primary objective of SSCV is to achieve both dividend income and capital appreciation. The Fund seeks to achieve this objective by investing its assets in common stock and securities convertible into common stock of small capitalization companies. In selecting stocks for the Fund to buy, small capitalization companies are defined as companies with market capitalizations, at the time of purchase, that are below the market capitalization of the largest company in the Russell 2000 Index. These common stocks, including dividend-paying common stocks, are of well-established U.S. companies that the investment advisor believes are undervalued.

What is the investment philosophy used in managing the Fund?

The advisor attempts to purchase companies whose recent and future earnings power give them the potential for higher valuations and continued dividend growth. A three-step process is employed that focuses on a stock's fundamental valuation, earnings projections and, as a confirming factor, relative price strength. Fundamental valuation is the largest component of the process and takes into consideration both a company's valuation relative to its peers and its valuation relative to its private market value.

Why are value stocks so important to the Fund's portfolio?

Value stocks are stocks that appear to be under-priced based on traditional measures such as lower price-to-earnings ratios and price-to-book ratios. The investment advisor believes that undervalued companies with good earnings prospects have superior appreciation potential with reasonable levels of risk.

What are the primary investment characteristics of the portfolio?

  . Fundamental valuation parameters such as price-to-earnings and price-to-cash flow should be at a significant discount to the average small-cap company. The Fund currently trades at approximately one-half the P/E of the Russell 2000 Index.

  .  Approximately 45 companies are held.

  . By combining discounted valuations with lower than average betas (low price volatility), SSCV seeks to produce strong relative performance in up markets and above average relative performance in down markets.

There are risks involved with any investment. This Fund is invested in small-cap stocks which tend to have a higher degree of market risk than large-cap stocks due to lack of liquidity, earnings risk, and price volatility.

SCHEDULE OF INVESTMENTS September 30, 2000 (unaudited)
--------------------------------------------------------------------------------
Stratton Growth Fund

                                                                      Market
                                                         Number of     Value
                                                           Shares    (Note 1)
                                                         ---------- -----------

COMMON STOCKS - 94.4%
Banking/Financial - 20.0%
AmSouth Bancorp.........................................     50,000 $   625,000
Comerica, Inc...........................................     22,500   1,314,844
Commerce Bancorp, Inc. (NJ).............................     59,327   3,452,090
First Union Corp. ......................................     21,512     692,417
PNC Financial Services Group............................     40,000   2,600,000
                                                                    -----------
                                                                      8,684,351
                                                                    -----------
Basic Materials - 1.1%
Georgia-Pacific Group...................................     20,000     470,000
                                                                    -----------
Business Services - 5.5%
Diebold, Inc............................................     30,000     796,875
Pitney Bowes, Inc.......................................     40,000   1,577,500
                                                                    -----------
                                                                      2,374,375
                                                                    -----------
Consumer Non-Durables - 6.5%
Anheuser-Busch Companies, Inc...........................     30,000   1,269,375
Kimberly-Clark Corp.....................................     28,000   1,562,750
                                                                    -----------
                                                                      2,832,125
                                                                    -----------
Consumer Services - 2.9%
American Express Co.....................................     21,000   1,275,750
                                                                    -----------
Distribution - 3.6%
IKON Office Solutions, Inc..............................    400,000   1,575,000
                                                                    -----------
Energy - 10.5%
Penn Virginia Corp......................................     80,000   2,080,000
The Coastal Corp........................................     25,000   1,853,125
USX-Marathon Group......................................     22,000     624,250
                                                                    -----------
                                                                      4,557,375
                                                                    -----------
Health Care - 9.6%
American Home Products Corp.............................     26,000   1,470,625
Baxter International, Inc. .............................     20,000   1,596,250
Tenet Healthcare Corp.+.................................     30,000   1,091,250
                                                                    -----------
                                                                      4,158,125
                                                                    -----------
Insurance/Services - 15.7%
American General Corp...................................     47,100   3,673,800
Aon Corp................................................     33,750   1,324,688
Jefferson-Pilot Corp. ..................................     12,500     848,437
Lincoln National Corp...................................     20,000     962,500
                                                                    -----------
                                                                      6,809,425
                                                                    -----------
Retailing - 3.0%
The Limited, Inc........................................     60,000   1,323,750
                                                                    -----------
Technology - 16.0%
C&D Technologies, Inc. .................................    107,800 $ 6,117,650
Electronic Data Systems Corp. ..........................     20,000     830,000
                                                                    -----------
                                                                      6,947,650
                                                                    -----------
Total Common Stocks
 (cost $20,178,659).....................................             41,007,926
                                                                    -----------
                                                         Principal
                                                           Amount
                                                         ----------
SHORT-TERM NOTES - 5.3%
Ford Motor Credit Co.
 6.38%, due 10/02/00.................................... $1,150,000   1,149,593
                                                                    -----------
General Electric Capital Corp. 6.40%, due 10/04/00......  1,150,000   1,149,182
                                                                    -----------
Total Short-Term Notes
 (cost $2,298,775)......................................              2,298,775
                                                                    -----------
Total Investments - 99.7%
 (cost $22,477,434*)....................................             43,306,701
Cash and Other Assets
 Less Liabilities - 0.3%................................                137,996
                                                                    -----------
NET ASSETS - 100.00%....................................            $43,444,697
                                                                    ===========

--------
+ Non-income producing security
* Aggregate cost for federal income tax purposes is $22,477,434; and net unrealized appreciation is as follows:

Gross unrealized appreciation..................................     $21,701,139
Gross unrealized depreciation..................................        (871,872)
                                                                    -----------
 Net unrealized appreciation...................................     $20,829,267
                                                                    ===========

                See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS September 30, 2000 (unaudited)
--------------------------------------------------------------------------------
Stratton Monthly Dividend REIT Shares


                                                                      Market
                                                          Number of    Value
                                                           Shares    (Note 1)
                                                          --------- -----------

COMMON STOCKS - 93.9%
Apartments - 13.4%
Cornerstone Realty Income Trust, Inc. ...................  130,000  $ 1,381,250
Gables Residential Trust.................................  100,000    2,718,750
Home Properties of New York, Inc. .......................   40,000    1,195,000
Summit Properties, Inc. .................................   59,000    1,419,687
United Dominion Realty Trust, Inc. ......................  110,000    1,196,250
                                                                    -----------
                                                                      7,910,937
                                                                    -----------
Diversified  - 8.8%
Colonial Properties Trust................................   90,000    2,311,875
EastGroup Properties, SBI................................   90,000    2,002,500
Meditrust Corp. .........................................  300,000      881,250
                                                                    -----------
                                                                      5,195,625
                                                                    -----------
Health Care - 14.1%
Health Care Property Investors, Inc. ....................   80,000    2,370,000
Health Care REIT, Inc. ..................................  130,000    2,307,500
Healthcare Realty Trust, Inc. ...........................   75,000    1,584,375
Nationwide Health Properties, Inc. ......................  130,000    2,071,875
                                                                    -----------
                                                                      8,333,750
                                                                    -----------
Lodging - 17.7%
FelCor Lodging Trust, Inc. ..............................  115,000    2,659,375
Hospitality Properties Trust.............................   60,000    1,402,500
Innkeepers USA Trust.....................................  200,000    2,050,000
Jameson Inns, Inc. ......................................  160,000    1,220,000
RFS Hotel Investors, Inc. ...............................  125,000    1,578,125
Winston Hotels, Inc. ....................................  175,000    1,509,375
                                                                    -----------
                                                                     10,419,375
                                                                    -----------
Net Lease - 1.7%
iStar Financial, Inc. ...................................   46,000    1,032,125
                                                                    -----------
Office/Industrial - 16.1%
First Industrial Realty Trust, Inc. .....................   70,000    2,152,500
HRPT Properties Trust....................................   90,000      630,000
Liberty Property Trust...................................  120,000    3,300,000
Mack-Cali Realty Corp. ..................................  110,000    3,100,625
SL Green Realty Corp. ...................................   10,000      280,625
                                                                    -----------
                                                                      9,463,750
                                                                    -----------
Regional Malls - 8.5%
Glimcher Realty Trust....................................  165,000    2,464,688
Mills Corp. .............................................  133,700    2,531,944
                                                                    -----------
                                                                      4,996,632
                                                                    -----------

                                                                  Market
                                                      Number of    Value
                                                       Shares    (Note 1)
                                                      --------- -----------

Shopping Centers - 11.7%
Developers Diversified Realty Corp. .................   95,000  $ 1,223,125
IRT Property Co. ....................................  166,000    1,452,500
Mid-Atlantic Reatly Trust............................  230,000    2,716,875
New Plan Excel Realty Trust, Inc. ...................  108,000    1,478,250
                                                                -----------
                                                                  6,870,750
                                                                -----------
Storage - 1.9%
Shurgard Storage Centers, Inc. ......................   50,000    1,128,125
                                                                -----------
Total Common Stocks
 (cost $60,824,291)..................................            55,351,069
                                                                -----------
PREFERRED STOCKS - 1.7%
Kimco Realty Corp. - Depositary Shares Class D (cost
 $1,047,537).........................................   40,000    1,030,000
                                                                -----------
                                                      Principal
                                                       Amount
                                                      ---------

SHORT-TERM NOTES - 3.0%
American Express Credit Corp.
 6.46%, due 10/03/00................................. $883,000      882,525
American Express Credit Corp.
 6.45%, due 10/02/00.................................  873,000      872,687
                                                                -----------
Total Short-Term Notes
 (cost $1,755,212)...................................             1,755,212
                                                                -----------
Total Investments - 98.6%
 (cost $63,627,040*).................................            58,136,281
Cash and Other Assets
 Less Liabilities - 1.4%.............................               816,852
                                                                -----------
NET ASSETS - 100.00%.................................           $58,953,133
                                                                ===========

--------
* Aggregate cost for federal income tax purposes is $63,627,040; and net unrealized depreciation is as follows:

Gross unrealized appreciation..................................... $ 3,383,282
Gross unrealized depreciation.....................................  (8,874,041)
                                                                   -----------
 Net unrealized depreciation...................................... $(5,490,759)
                                                                   ===========

                See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS September 30, 2000 (unaudited)
--------------------------------------------------------------------------------
Stratton Small-Cap Value Fund

                                                                      Market
                                                          Number of    Value
                                                           Shares    (Note 1)
                                                          --------- -----------

COMMON STOCKS - 87.7%
Autos & Transportation - 4.6%
AAR Corp. ...............................................   45,000  $   514,687
A.O. Smith Corp. ........................................   25,000      314,062
Polaris Industries, Inc. ................................   25,000      881,250
                                                                    -----------
                                                                      1,709,999
                                                                    -----------
Consumer Discretionary & Services  - 4.8%
Deb Shops, Inc. .........................................   40,000      475,000
IKON Office Solutions, Inc. .............................  150,000      590,625
True North Communications, Inc. .........................   20,000      715,000
                                                                    -----------
                                                                      1,780,625
                                                                    -----------
Energy - 18.6%
Basin Exploration, Inc.+.................................   60,000    1,170,000
Energen Corp. ...........................................   30,000      892,500
HS Resources, Inc.+......................................   25,000      840,625
Mitchell Energy & Development Corp. Class A..............   30,000    1,398,750
Penn Virginia Corp. .....................................   54,100    1,406,600
Tidewater, Inc. .........................................   25,000    1,137,500
                                                                    -----------
                                                                      6,845,975
                                                                    -----------
Financial Services - 21.6%
Avis Group Holdings, Inc. Class A+.......................   21,500      636,937
Blanch (E.W.) Holdings, Inc. ............................   13,000      269,750
Colonial BancGroup, Inc. ................................   50,000      518,750
Commerce Bancorp, Inc. (NJ)..............................   14,704      855,589
Community Bank Systems, Inc..............................   25,000      648,500
Dain Rauscher Corp. .....................................   10,000      930,000
Donegal Group, Inc. .....................................   61,299      444,418
Eaton Vance Corp. .......................................   20,000    1,020,000
First Essex Bancorp, Inc. ...............................   25,000      528,125
National Data Corp. .....................................   20,000      656,250
Southwest Securities Group, Inc. ........................   17,182      502,574
United Bankshares, Inc. .................................   20,000      392,500
Webster Financial Corp. .................................   20,000      538,750
                                                                    -----------
                                                                      7,942,143
                                                                    -----------
Health Care - 5.3%
Henry Schein, Inc.+......................................   32,000  $   638,000
Morrison Management Specialists, Inc. ...................   30,000      886,500
Respironics, Inc.+.......................................   25,000      417,188
                                                                    -----------
                                                                      1,941,688
                                                                    -----------
Materials & Processing - 11.9%
Florida Rock Industries, Inc. ...........................   25,000      985,937
Glatfelter (P.H.) Co. ...................................   20,000      242,500
Hughes Supply, Inc. .....................................   30,000      588,600
Primex Technologies, Inc. ...............................   30,000      871,875
Quixote Corp. ...........................................   60,000    1,005,000
SLI, Inc. ...............................................   30,000      219,375
Velcro Industries, N.V. .................................   43,000      462,250
                                                                    -----------
                                                                      4,375,537
                                                                    -----------
Producer Durables - 3.7%
Belden, Inc. ............................................   20,000      472,500
Technitrol, Inc. ........................................    9,000      909,000
                                                                    -----------
                                                                      1,381,500
                                                                    -----------
Technology - 14.7%
Anixter International Inc.+..............................   20,000      582,500
Bel Fuse, Inc. Class B...................................   40,000    1,540,000
The BISYS Group, Inc.+...................................   10,000      773,125
InFocus Corp.+...........................................   25,000    1,325,000
Park Electrochemical Corp. ..............................   15,000      834,375
Pioneer-Standard Electronics, Inc. ......................   27,000      366,188
                                                                    -----------
                                                                      5,421,188
                                                                    -----------
Utilities - 2.5%
ALLETE...................................................   20,000      442,500
Price Communications Corp.+..............................   25,000      489,063
                                                                    -----------
                                                                        931,563
                                                                    -----------
Total Common Stocks
 (cost $23,028,389)......................................            32,330,218
                                                                    -----------

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Stratton Small-Cap Value Fund

                                                                      Market
                                                         Principal     Value
                                                          Amount     (Note 1)
                                                         ---------- -----------

SHORT-TERM NOTES - 12.0%
American Express Credit Corp. 6.43%, due 10/05/00....... $1,345,000 $ 1,343,799
Ford Motor Credit Co.
 6.40%, due 10/10/00....................................  1,250,000   1,247,777
General Electric Capital Corp.
 6.41%, due 10/03/00....................................  1,820,000   1,819,028
                                                                    -----------
Total Short-Term Notes
 (cost $4,410,604)......................................              4,410,604
                                                                    -----------
Total Investments - 99.7%
 (cost $27,438,993*)....................................             36,740,822
Cash and Other Assets
 Less Liabilities - 0.3%................................                108,012
                                                                    -----------
NET ASSETS - 100.00%....................................            $36,848,834
                                                                    ===========

--------
+ Non-income producing security
* Aggregate cost for federal income tax purposes is $27,438,993; and net unrealized appreciation is as follows:

Gross unrealized appreciation...................................... $11,194,267
Gross unrealized depreciation......................................  (1,892,438)
                                                                    -----------
 Net unrealized appreciation....................................... $ 9,301,829
                                                                    ===========

                See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
September 30, 2000 (unaudited)

                                              SGF         SMDS         SSCV
                                          ----------- ------------  -----------
ASSETS:
  Investments in securities at value
   (cost $22,477,434, $63,627,040, and
   $27,438,993, respectively) (Note 1)... $43,306,701 $ 58,136,281  $36,740,822
  Cash...................................     146,282        1,597       94,048
  Dividends and interest receivable......      18,122      433,419       31,096
  Receivable for shares sold.............       1,029          --           --
  Receivable for securities sold.........         --       426,298          --
                                          ----------- ------------  -----------
    Total Assets.........................  43,472,134   58,997,595   36,865,966
                                          ----------- ------------  -----------
LIABILITIES:
  Accrued expenses and other
   liabilities...........................      27,437       44,462       17,132
                                          ----------- ------------  -----------
    Total Liabilities....................      27,437       44,462       17,132
                                          ----------- ------------  -----------
NET ASSETS:
  Applicable to 1,329,882, 2,475,699, and
   1,662,556 shares outstanding,
   respectively/1/....................... $43,444,697 $ 58,953,133  $36,848,834
                                          =========== ============  ===========
  Net asset value, offering and
   redemption price per share............ $     32.67 $      23.81  $     22.16
                                          =========== ============  ===========
SOURCE OF NET ASSETS:
  Paid-in capital........................ $21,430,086 $ 79,681,435  $27,074,076
  Undistributed net investment income
   (loss)................................     103,468     (117,067)     336,925
  Accumulated net realized gain (loss) on
   investments...........................   1,081,876  (15,120,476)     136,004
  Net unrealized appreciation
   (depreciation) of investments.........  20,829,267   (5,490,759)   9,301,829
                                          ----------- ------------  -----------
    Net Assets........................... $43,444,697 $ 58,953,133  $36,848,834
                                          =========== ============  ===========

--------
/1/SGF: $.10 par value, 10,000,000 shares authorized; SMDS: $1.00 par value, 10,000,000 shares authorized; SSCV: $.001 par value, 200,000,000 shares authorized.

                See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
Nine Months Ended September 30, 2000 (unaudited)

                                                 SGF        SMDS        SSCV
                                              ---------- ----------- ----------
INCOME:
  Dividends.................................. $  611,514 $ 4,223,458 $  444,873
  Interest...................................     81,503     125,121    100,999
                                              ---------- ----------- ----------
    Total Income.............................    693,017   4,348,579    545,872
                                              ---------- ----------- ----------
EXPENSES:
  Accounting/Pricing services fees...........     21,989      28,473     21,802
  Administration services fees...............     19,889      28,571     19,235
  Advisory fees (Note 2).....................    214,035     272,850     70,530
  Audit fees.................................     14,964      18,267     16,300
  Custodian fees.............................      8,649      14,063      8,697
  Directors' fees............................     12,187      17,569     10,244
  Legal fees.................................      5,126       7,270      4,264
  Miscellaneous fees.........................      3,752       5,329      3,190
  Printing and postage fees..................     12,551      19,510     11,059
  Registration fees..........................     19,352      20,761     20,952
  Shareholder services fees..................     34,295      93,621     36,702
  Taxes other than income taxes..............      2,350       3,475      2,075
                                              ---------- ----------- ----------
    Total Expenses...........................    369,139     529,759    225,050
                                              ---------- ----------- ----------
      Net Investment Income..................    323,878   3,818,820    320,822
                                              ---------- ----------- ----------
REALIZED AND UNREALIZED GAIN
 ON INVESTMENTS:
  Net realized gain on investments...........  1,084,179     564,200    260,394
  Net increase in unrealized appreciation on
   investments...............................  5,065,790   6,467,927  3,946,626
                                              ---------- ----------- ----------
  Net gain on investments....................  6,149,969   7,032,127  4,207,020
                                              ---------- ----------- ----------
    Net increase in net assets resulting from
     operations.............................. $6,473,847 $10,850,947 $4,527,842
                                              ========== =========== ==========

                See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                     SGF                         SMDS
                         ---------------------------  ---------------------------
                         9 Months Ended  Year Ended   9 Months Ended  Year Ended
                           09/30/00*      12/31/99      09/30/00*      12/31/99
                         -------------- ------------  -------------- ------------
OPERATIONS:
 Net investment income..  $   323,878   $    674,239   $ 3,818,820   $  4,717,684
 Net realized gain
  (loss) on invest-
  ments.................    1,084,179      3,251,257       564,200     (2,505,510)
 Net increase (decrease)
  in unrealized appreci-
  ation of investments..    5,065,790     (9,385,310)    6,467,927     (6,710,730)
                          -----------   ------------   -----------   ------------
 Net increase (decrease)
  in net assets result-
  ing from operations...    6,473,847     (5,459,814)   10,850,947     (4,498,556)
                          -----------   ------------   -----------   ------------
DISTRIBUTIONS TO SHARE-
 HOLDERS:
 From net investment
  income ($0.15 and
  $0.41 per share,
  respectively, for SGF,
  $1.44 and $1.55 per
  share, respectively,
  for SMDS).............     (228,837)      (665,812)   (3,935,887)    (4,717,684)
 From realized gains on
  investments ($1.73 and
  $1.33 per share,
  respectively, for
  SGF)..................   (2,638,847)    (2,250,632)          --             --
 Return of capital
  ($0.00 and $0.49 per
  share, respectively,
  for SMDS).............          --             --            --      (1,514,708)
CAPITAL SHARE TRANSAC-
 TIONS:/2/                 (4,026,527)   (11,081,854)   (7,375,005)    (9,792,276)
                          -----------   ------------   -----------   ------------
 Total (decrease) in net
  assets................     (420,364)   (19,458,112)     (459,945)   (20,523,224)
NET ASSETS:
 Beginning of period....   43,865,061     63,323,173    59,413,078     79,936,302
                          -----------   ------------   -----------   ------------
 End of period (includ-
  ing undistributed net
  investment income
  (loss) of $103,468 and
  $8,427, respectively,
  for SGF, and
  ($117,067) and $0, re-
  spectively, for
  SMDS).................  $43,444,697   $ 43,865,061   $58,953,133   $ 59,413,078
                          ===========   ============   ===========   ============
                                    SSCV
                         ---------------------------
                         9 Months Ended  Year Ended
                           09/30/00*      12/31/99
                         -------------- ------------
OPERATIONS:
 Net investment income..  $   320,822   $    516,517
 Net realized gain on
  investments...........      260,394      1,034,763
 Net increase (decrease)
  in unrealized appreci-
  ation of investments..    3,946,626     (2,192,714)
                          -----------   ------------
 Net increase (decrease)
  in net assets result-
  ing from operations...    4,527,842       (641,434)
                          -----------   ------------
DISTRIBUTIONS TO SHARE-
 HOLDERS:
 From net investment
  income ($0.00 and
  $0.27 per share,
  respectively, for
  SSCV).................          --        (501,810)
 From realized gains on
  investments ($0.00 and
  $0.00 per share,
  respectively, for
  SSCV).................          --             --
CAPITAL SHARE TRANSAC-
 TIONS:/2/                 (3,733,026)    (5,592,043)
                          -----------   ------------
 Total increase (de-
  crease) in net as-
  sets..................      794,816     (6,735,287)
NET ASSETS:
 Beginning of period....   36,054,018     42,789,305
                          -----------   ------------
 End of period (includ-
  ing undistributed net
  investment income of
  $336,925 and $16,103,
  respectively, for
  SSCV).................  $36,848,834   $ 36,054,018
                          ===========   ============

--------
* Unaudited

                See accompanying notes to financial statements.

CAPITAL SHARE TRANSACTIONS
--------------------------------------------------------------------------------

/2/A summary of capital share transactions follows:

                                                  SGF
                                         --------------------------------------
                             9 Months Ended 09/30/00*    Year Ended 12/31/99
                             -------------------------  ----------------------
                               Shares        Value       Shares      Value
                             -----------  ------------  --------  ------------
Shares issued...............     357,119  $ 11,060,195   119,531  $  3,966,635
Shares reinvested from net
 investment income and
 capital gains
 distributions..............      86,980     2,569,376    82,967     2,568,964
                             -----------  ------------  --------  ------------
                                 444,099    13,629,571   202,498     6,535,599
Shares redeemed.............    (614,809)  (17,656,098) (560,493)  (17,617,453)
                             -----------  ------------  --------  ------------
  Net (decrease)............    (170,710) $ (4,026,527) (357,995) $(11,081,854)
                             ===========  ============  ========  ============

                                                  SMDS
                                         --------------------------------------
                             9 Months Ended 09/30/00*    Year Ended 12/31/99
                             -------------------------  ----------------------
                               Shares        Value       Shares      Value
                             -----------  ------------  --------  ------------
Shares issued...............     780,158  $ 17,579,313   201,707  $  4,798,470
Shares reinvested from net
 investment income..........     112,514     2,455,600   164,663     3,826,361
                             -----------  ------------  --------  ------------
                                 892,672    20,034,913   366,370     8,624,831
Shares redeemed.............  (1,209,402)  (27,409,918) (799,368)  (18,417,107)
                             -----------  ------------  --------  ------------
  Net (decrease)............    (316,730) $ (7,375,005) (432,998) $ (9,792,276)
                             ===========  ============  ========  ============

                                                  SSCV
                                         --------------------------------------
                             9 Months Ended 09/30/00*    Year Ended 12/31/99
                             -------------------------  ----------------------
                               Shares        Value       Shares      Value
                             -----------  ------------  --------  ------------
Shares issued...............      87,340  $  1,808,280   279,605  $  5,275,738
Shares reinvested from net
 investment income and
 capital gains
 distributions..............         --            --     19,978       383,537
                             -----------  ------------  --------  ------------
                                  87,340     1,808,280   299,583     5,659,275
Shares redeemed.............    (279,834)   (5,541,306) (572,731)  (11,251,318)
                             -----------  ------------  --------  ------------
  Net (decrease)............    (192,494) $ (3,733,026) (273,148) $ (5,592,043)
                             ===========  ============  ========  ============

--------
* Unaudited

                See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
September 30, 2000 (unaudited)

Note 1. - Significant Accounting Policies

Stratton Mutual Funds (the "Funds") consist of Stratton Growth Fund, Inc. ("SGF"), Stratton Monthly Dividend REIT Shares, Inc. ("SMDS") and The Stratton Funds, Inc. (the "Company") which operates as a series, consisting of Stratton Small-Cap Value Fund ("SSCV"). The Funds are registered under the Investment Company Act of 1940, as amended, as open-end management investment companies. The Funds offer diversified portfolios.

Investments in the Funds normally consist of common stock and securities convertible into or exchangeable into common stock. Each Fund has specific investment objectives:

The objective of SGF is to seek possible growth of capital with current income from interest and dividends as a secondary objective.

The objective of SMDS is to seek a high rate of return from dividend and interest income. Under normal conditions, at least 65% of the Fund's total assets will be in common stocks and other equity securities of real estate investment trusts.

The objective of SSCV is to achieve both dividend income and capital appreciation through investment in the securities of small-cap companies. Certain risks associated with investing in small-cap stocks include greater earnings and price volatility in comparison to large companies. Earnings risk is partially due to the undiversified nature of small company business lines.

Due to the inherent risk of investments there can be no assurance that the objectives of the Funds will be met.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles.

   A. Security Valuation - Securities listed or admitted to trading on any national securities exchange are valued at their last sale price on the exchange where the securities are principally traded or, if there has been no sale on that date, at the mean between the last reported bid and asked prices. Securities traded in the over-the-counter market are valued at the last sale price, if carried in the National Market Issues section by NASDAQ; other over-the-counter securities are valued at the mean between the closing bid and asked prices obtained from a principal market maker. All other securities and assets are valued at their fair value as determined in good faith by the Boards of Directors of the Funds, which may include the amortized cost method for securities maturing in sixty days or less and other cash equivalent investments.

   B. Determination of Gains or Losses on Sales of Securities - Gains or losses on the sale of securities are calculated for accounting and tax purposes on the identified cost basis.

   C. Federal Income Taxes - It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income to their shareholders. Therefore, no federal income tax provision is required. SMDS has a capital loss carryover available to offset future capital gains, if any, of approximately $15,684,000 of which

-------------------------------------------------------------------------------
September 30, 2000 (unaudited)

   $7,681,000 expires in 2000, $4,331,000 expires in 2003, $1,167,000 expires in 2005 and $2,505,000 expires in 2007. SSCV has a capital loss carryover available to offset future capital gains, if any, of approximately $124,000, which expires in 2006.

   D. Use of Estimates in Financial Statements - In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

   E. Other - Security transactions are accounted for on the date the securities are purchased or sold. Interest income is recorded on the accrual basis and dividend income on the ex-dividend date.

Distributions to Shareholders - Distributions to shareholders are recorded on the ex-dividend date. The character of distributions paid to shareholders is determined by reference to income as determined for income tax purposes, after giving effect to temporary differences between the financial reporting and tax basis of assets and liabilities, rather than income as determined for financial reporting purposes.

SMDS has made certain investments in real estate investment trusts ("REITs") which pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed the REIT's taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. The Fund intends to include the gross dividends from such REITs in its monthly distributions to its shareholders and, accordingly, a portion of the Fund's distributions may also be designated as a return of capital.

Note 2. - During the nine months ended September 30, 2000, the Funds paid advisory fees to Stratton Management Company, (the "Advisor") as follows:
SGF - $214,035; SMDS - $272,850; SSCV - $70,530. Management services are provided by the Advisor under agreements whereby the Advisor furnishes all investment advice, office space and facilities to the Funds and pays the salaries of the Funds' officers and employees, except to the extent that those employees are engaged in administrative and accounting services activities. In return for these services, SGF pays to the Advisor a monthly fee of 3/48 of 1% (annually 3/4 of 1%) of the daily net asset value of the Fund for such month. SMDS pays a monthly fee at an annual rate of 5/8 of 1% of the daily net asset value of the Fund for such month. The Advisor has voluntarily agreed to waive $15,000 annually of the compensation due it under the agreement with SGF and SMDS to offset a portion of the cost of certain administrative responsibilities delegated to PFPC Inc.

SSCV pays a monthly fee at an annual rate of 0.75% of the average daily net asset value of the Fund for such month, subject to a performance adjustment. The performance adjustment will be calculated at the end of each month based upon a rolling 24 month performance period. The performance adjustment is added to or subtracted from the basic investment advisory fee. The Fund's gross performance is compared with the performance of the Frank Russell 2000 Index ("Russell 2000") over a rolling 24-month performance period. The Russell 2000 is composed of the smallest 2000 stocks in the Frank Russell annual ranking of 3000 common stocks by market capitalization. The Russell 2000 is a widely recognized common stock index of small to medium size companies. Total return performance on the Russell 2000 includes dividends and is reported monthly on a market capitalization-weighted basis. When the Fund performs better than the Russell 2000, it pays the Advisor an

-------------------------------------------------------------------------------
September 30, 2000 (unaudited)
incentive fee; less favorable performance than the Russell 2000 reduces the basic fee. Each 1.00% of the difference in performance between the Fund and the Russell 2000 during the performance period is equal to a 0.10% adjustment to the basic fee. The maximum annualized performance adjustment rate is +/- 0.50% of average net assets which would be added to or deducted from the advisory fee if the Fund outperformed or under performed the Russell 2000 by 5.00%. The performance fee adjustment for the nine months ended September 30, 2000 caused the advisory fee to decrease by $124,208.

Certain officers and Directors of the Funds are also officers and directors of the Advisor. None of the Funds' officers receive compensation from the Funds.

Pursuant to an agreement between The Bank of New York (the "Custodian") and PFPC Inc., the Custodian reallows a portion of its custody fees to PFPC Inc. for certain services delegated to PFPC Inc. The amount is not readily determinable. Effective December 1, 1999, Provident Distributors, Inc. serves as the Funds' principal underwriter and receives no fees for services in assisting in sales of the Funds' shares but does receive an annual fee of $5,000 for each Fund for its services in connection with the registration of the Funds' shares under state securities laws.

Note 3. - Purchases and sales of investment securities, excluding short-term notes, for the nine months ended September 30, 2000 were as follows:

                                                 SGF        SMDS        SSCV
                                             ----------- ----------- -----------
Cost of purchases........................... $12,030,668 $11,339,803 $ 9,997,072
Proceeds of sales...........................  18,588,117  19,331,752  16,881,525

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
Stratton Growth Fund

The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

                                        Years Ended December                    Years Ended May
                          9 Months               31,               7 Months           31,
                            Ended      --------------------------   Ended       ----------------
                          09/30/00*     1999      1998     1997    12/31/96      1996     1995
                          ---------    -------   -------  -------  --------     -------  -------
Net Asset Value,
 Beginning of Period....   $ 29.23     $ 34.07   $ 33.39  $ 27.00  $ 27.18      $ 22.35  $ 20.65
                           -------     -------   -------  -------  -------      -------  -------
  Income From Investment
   Operations
  Net investment
   income...............     0.219       0.416     0.570    0.550    0.312        0.556    0.537
  Net gains (losses) on
   securities (both
   realized and
   unrealized)..........     5.101      (3.516)    3.130    8.900    1.298        5.759    2.978
                           -------     -------   -------  -------  -------      -------  -------
    Total from
     investment
     operations.........     5.320      (3.100)    3.700    9.450    1.610        6.315    3.515
                           -------     -------   -------  -------  -------      -------  -------
  Less Distributions
  Dividends (from net
   investment income)...    (0.150)     (0.410)   (0.590)  (0.540)  (0.580)      (0.540)  (0.540)
  Distributions (from
   capital gains).......    (1.730)     (1.330)   (2.430)  (2.520)  (1.210)      (0.945)  (1.275)
                           -------     -------   -------  -------  -------      -------  -------
    Total
     distributions......    (1.880)     (1.740)   (3.020)  (3.060)  (1.790)      (1.485)  (1.815)
                           -------     -------   -------  -------  -------      -------  -------
Net Asset Value, End of
 Period.................   $ 32.67     $ 29.23   $ 34.07  $ 33.39  $ 27.00      $ 27.18  $ 22.35
                           =======     =======   =======  =======  =======      =======  =======
Total Return............     18.88%      (9.29%)   11.46%   36.06%    6.40%       29.62%   18.61%
Ratios/Supplemental Data
  Net assets, end of
   period (in 000's)....   $43,445     $43,865   $63,323  $60,177  $44,801      $42,880  $31,719
  Ratio of expenses to
   average net assets...      1.23%/1/    1.13%     1.07%    1.11%    1.17%/1/     1.16%    1.31%
  Ratio of net
   investment income to
   average net assets...      1.08%/1/    1.21%     1.60%    1.87%    2.08%/1/     2.28%    2.70%
  Portfolio turnover
   rate.................     31.38%      39.81%    38.02%   34.40%   20.32%       15.41%   42.54%

--------
* Unaudited
/1/Annualized

                See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
Stratton Monthly Dividend REIT Shares

The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

                             9 Months     Years Ended December 31,      11 Months     Years Ended January 31,
                               Ended      ----------------------------    Ended       ------------------------
                             09/30/00*     1999      1998       1997    12/31/96         1996         1995
                             ---------    -------   -------   --------  ---------     -----------  -----------
Net Asset Value, Beginning
 of Period..................  $ 21.28     $ 24.78   $ 30.25   $  27.43  $  27.40      $     24.84  $     28.69
                              -------     -------   -------   --------  --------      -----------  -----------
  Income From Investment
   Operations
  Net investment income.....    1.393       1.550     1.650      1.540     1.630            1.880        1.940
  Net gains (losses) on
   securities (both realized
   and unrealized)..........    2.577      (3.010)   (5.070)     3.200     0.160            2.600       (3.870)
                              -------     -------   -------   --------  --------      -----------  -----------
    Total from investment
     operations.............    3.970      (1.460)   (3.420)     4.740     1.790            4.480       (1.930)
                              -------     -------   -------   --------  --------      -----------  -----------
  Less Distributions
  Dividends (from net
   investment income).......   (1.440)     (1.550)   (1.650)    (1.540)   (1.630)          (1.890)      (1.920)
  Distributions (in excess
   of net investment
   income)..................      --          --     (0.400)       --     (0.130)          (0.030)         --
  Return of capital.........      --       (0.490)      --      (0.380)      --               --           --
                              -------     -------   -------   --------  --------      -----------  -----------
    Total distributions.....   (1.440)     (2.040)   (2.050)    (1.920)   (1.760)          (1.920)      (1.920)
                              -------     -------   -------   --------  --------      -----------  -----------
Net Asset Value, End of
 Period.....................  $ 23.81     $ 21.28   $ 24.78   $  30.25  $  27.43      $     27.40  $     24.84
                              =======     =======   =======   ========  ========      ===========  ===========
Total Return................    19.50%      (6.25%)  (11.75%)    18.09%     7.12%           18.98%       (6.57%)
Ratios/Supplemental Data
  Net assets, end of period
   (in 000's)...............  $58,953     $59,413   $79,936   $101,956  $103,780      $   129,267  $   134,066
  Ratio of expenses to
   average net assets.......     1.17%/1/    1.09%     1.02%      1.02%     1.02%/1/         0.99%        1.08%
  Ratio of net investment
   income to average net
   assets...................     8.42%/1/    6.61%     5.95%      5.48%     6.94%/1/         7.42%        7.71%
  Portfolio turnover rate...    19.83%      13.94%    18.89%     42.47%    69.19%           53.30%       39.50%

--------
* Unaudited
/1/Annualized

                See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
Stratton Small-Cap Value Fund

The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

                                        Years Ended December
                          9 Months               31,                 9 Months     Years Ended March 31,
                            Ended      ---------------------------     Ended      ----------------------
                          09/30/00*     1999      1998     1997/2/  12/31/96/2/    1996/2/     1995/2/
                          ---------    -------   -------   -------  -----------   ----------  ----------
Net Asset Value,
 Beginning of Period....   $ 19.44     $ 20.11   $ 22.47   $ 16.79    $ 15.98     $    12.94  $    12.97
                           -------     -------   -------   -------    -------     ----------  ----------
  Income from Investment
   Operations
  Net investment
   income...............     0.194       0.278     0.170     0.210      0.260          0.330       0.290
  Net gains (losses) on
   securities
   (both realized and
   unrealized)..........     2.526      (0.678)   (2.310)    6.800      1.740          3.040      (0.020)
                           -------     -------   -------   -------    -------     ----------  ----------
    Total from
     investment
     operations.........     2.720      (0.400)   (2.140)    7.010      2.000          3.370       0.270
                           -------     -------   -------   -------    -------     ----------  ----------
  Less Distributions
  Dividends (from net
   investment income)...       --       (0.270)   (0.180)   (0.200)    (0.270)        (0.330)     (0.300)
  Distributions (from
   capital gains).......       --          --     (0.040)   (1.130)    (0.920)           --          --
                           -------     -------   -------   -------    -------     ----------  ----------
    Total
     distributions......       --       (0.270)   (0.220)   (1.330)    (1.190)        (0.330)     (0.300)
                           -------     -------   -------   -------    -------     ----------  ----------
Net Asset Value, End of
 Period.................   $ 22.16     $ 19.44   $ 20.11   $ 22.47    $ 16.79     $    15.98  $    12.94
                           =======     =======   =======   =======    =======     ==========  ==========
Total Return............     13.99%      (1.98%)   (9.58%)   42.37%     12.84%         26.18%       2.09%
Ratios/Supplemental Data
  Net assets, end of
   period (in 000's)....   $36,849     $36,054   $42,789   $39,377    $21,691     $   19,592  $   14,058
  Ratio of expenses to
   average net assets...      0.88%/1/    1.08%     1.56%     1.62%      1.29%/1/       1.46%       2.12%
  Ratio of net
   investment income to
   average net assets...      1.26%/1/    1.29%     0.80%     1.09%      2.03%/1/       2.28%       2.36%
  Portfolio turnover
   rate.................     31.41%      43.44%    35.74%    26.27%     35.86%         33.50%      30.20%

--------
* Unaudited
/1/Annualized
/2/Adjusted for a 2-for-1 stock split declared by the Fund to shareholders of record on December 17, 1997

                See accompanying notes to financial statements.

SHAREHOLDER INFORMATION
-------------------------------------------------------------------------------

Minimum Investment

The minimum amount for the initial purchase of shares of the Funds is $2,000 each for non-retirement accounts. There is no minimum for retirement accounts. Subsequent purchases may be made in amounts of $100 or more.

Telephone Exchange

Shares of each Fund may be exchanged for shares of the other Funds, provided such other shares may legally be sold in the state of the investor's residence. Each Fund has a distinct investment objective which should be reviewed before executing any exchange of shares.

Dividends and Distributions

SGF pays semi-annual dividends from net investment income. SMDS pays monthly dividends from net investment income. SMDS has made certain investments in REITs which pay dividends to their shareholders based on available funds from operations. It is quite common for these dividends to exceed a REIT's taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. SMDS intends to include the gross dividends from such REITs in its monthly distributions to its shareholders and, accordingly, a portion of the Fund's distributions may be reclassified as a return of capital at the end of the fiscal year. Such information will be mailed to shareholders on I.R.S. Form 1099DIV. SSCV pays annual dividends from net investment income. Each Fund makes distributions of capital gains, if any, at least annually. Dividends and distributions may be reinvested in additional shares of the Funds.

Automatic Investment Plan

Shares of a Fund may be purchased through our "Automatic Investment Plan" (the "Plan"), (See item 6 of the New Account Application attached to the back of the Prospectus). The Plan provides a convenient method by which investors may have monies debited directly from their checking, savings or bank money market accounts for investment in a Fund. The minimum investment pursuant to this Plan is $100 per month. The account designated will be debited in the specified amount, on the date indicated, and Fund shares will be purchased. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. A Fund may alter, modify or terminate this Plan at any time.

Share Price Information

The daily share price of the Funds can be found in the mutual fund section of most major daily newspapers including The Wall Street Journal and Investor's Business Daily, where the Funds are listed under Stratton Funds. The Funds' stock ticker symbols for SGF, SMDS and SSCV are STRGX, STMDX and STSCX, respectively.

Retirement Plans

Stratton Mutual Funds has Defined Contribution Plans, Individual Retirement Accounts and 403(b)(7) Retirement Plans available at no minimum investment.

-------------------------------------------------------------------------------

General Information on the Funds

Requests for a Prospectus, financial information, past performance figures and an application, should be directed to the Funds' toll free number 1-800-634-5726.

Existing Shareholder Account Services

Shareholders seeking information regarding their accounts and other fund services, and shareholders executing redemption requests, should call or write the transfer agent and dividend paying agent:

PFPC Inc.
211 South Gulph Road, P. O. Box 61503
King of Prussia, PA 19406-0903
Telephone: 610-239-4600 . 1-800-472-4266

Investment Portfolio Activities

Questions regarding any of the Funds' investment portfolios should be directed to the Funds' Investment Advisor:

STRATTON MANAGEMENT COMPANYPlymouth Meeting Executive Campus610 W. Germantown Pike, Suite 300Plymouth Meeting, PA 19462-1050Telephone: 610-941-0255

Additional Purchases ONLY to existing accounts should be mailed to a separate lock box unit:

c/o PFPC Inc.
P. O. Box 61767
King of Prussia, PA 19406-8767

   Distributed by Provident Distributors, Inc., 3200 Horizon Drive, King of
                            Prussia, PA 19406-0903.
 Date of first use November 2000. This report is to be preceded or accompanied by a Prospectus.
    All indices are unmanaged groupings of stock that are not available for investment.

DIRECTORS

Lynne M. Cannon                    Merritt N. Rhoad, Jr.

John J. Lombard, Jr.               Richard W. Stevens

Douglas J. MacMaster, Jr.          James W. Stratton

Henry A. Rentschler

OFFICERS

James W. Stratton
Chairman
Stratton Mutual Funds
President
Stratton Small-Cap Value Fund

John A. Affleck
President
Stratton Growth Fund

James A. Beers
President, Stratton Monthly
Dividend REIT Shares

Gerald M. Van Horn
Vice President
Stratton Small-Cap Value Fund

Joanne E. Kuzma
Vice President

Patricia L. Sloan
Secretary & Treasurer

Brigid E. Hummel
Assistant Secretary &
Treasurer

INVESTMENT ADVISOR

Stratton Management Company

Plymouth Meeting Executive Campus

610 W. Germantown Pike, Suite 300

Plymouth Meeting, PA 19462-1050, Telephone: 610-941-0255


TRANSFER AGENT & DIVIDEND PAYING AGENT

PFPC Inc.

P.O. Box 61503, King of Prussia, PA 19406-0903

Telephone: 610-239-4600, 1-800-472-4266


CUSTODIAN BANK

The Bank of New York

48 Wall Street, New York, NY 10286


Visit the Stratton Mutual Funds web site at http://www.strattonmgt.com


        STRATTON
      MUTUAL FUNDS
Stability . Strategy . Success